UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE   68137

(Address of principal executive offices)

(Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 10/31/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

Larkin Point Equity Preservation Fund

Annual Report

October 31, 2014

Investor Information: 1-855-852-8998

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Larkin Point Equity Preservation Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Fellow Shareholders,

We are pleased to present the Larkin Point Equity Preservation Fund (the Fund) Annual Report for fiscal year ended October 31, 2014. Our initial net asset value was struck on December 12, 2013. The Fund’s total returns (net of fees) over the fiscal year for Class A shares were 3.50% and 3.70% for Class I shares. In comparison, the S&P 500 Total Return Index and the HFRX Equity Hedge Index returned 15.63% and 3.14% respectively, for the period between December 13, 2013 and October 31, 2014.

The fund seeks both capital preservation and capital appreciation with lower volatility than the broader equity market. We pursue these investment objectives by employing two strategies: 1) a Hedged Equity strategy and 2) a Hedged Income strategy. Both strategies rely on the purchase of long-term put options in an effort to maintain continuous protection against declines in equity prices.

The Hedged Equity component targets portfolio growth and holds long positions in broad-based exchange-traded funds (ETFs) and other investments that are economically tied to equity securities in an attempt to achieve this goal. The return from holding our ETFs (and other equity investments such as call options on the S&P 500) and maintaining long-term put options was approximately 7.54% for the Class I shares.

The Hedged Income component targets income derived from selling short-term put and call options and option time decay reduced overall returns. The loss from the Hedged Income component for the fiscal year was approximately -3.84% for the Class I shares. A large share of the loss in the Hedged Income strategy occurred as the result of the brief but short sell-off in October, followed by an equally sharp rally in which we incurred losses on the short-term option straddles sold short. As a result, for the fiscal year, this was very little income to offset the losses on the long-term puts we held for protection.

As we enter the sixth year of the current bull market, the S&P 500 continues to set all-time highs while discounting geopolitical risk, deflation and a few of the world’s economies slipping into recession. We believe the cost of protection remains relatively inexpensive. We believe a hedged equity strategy continues to be a conservative approach to achieving the investment goals of capital preservation and capital appreciation with low fund volatility. We thank you and look forward to our next communication with our shareholders.

Sincerely,

Larkin Point Investment Advisors LLC

S&P 500 Total Return Index

Created in 1957, the S&P 500 was the first U.S. market-cap-weighted stock market index. Today, it’s the basis of many listed and over-the-counter investment instruments. This world-renowned index includes 500 of the top companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500 covers approximately 80% of available U.S. market cap. The Standard & Poor’s 500 Total Return Index (SPTR) is a type of equity index that tracks both the capital gains of a group of stocks over time, and assumes that any cash distributions, such as dividends, are reinvested back into the index.

HFRX Equity Hedge Index HFRXEH Equity Hedge Composite Global USD Daily Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of the art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

4479-NLD-11/26/2014

1

Larkin Point Equity Preservation Fund

PORTFOLIO REVIEW

October 31, 2014 (Unaudited)

The Fund’s performance figures* for the period ended October 31, 2014, compared to its benchmark:

Since Inception(a)
Class A	3.50%
Class A with Load	(2.45)%
Class I	3.70%
S&P 500 Total Return Index (b)	15.64%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAV on October 31, 2014. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.05% for Class A shares and 1.80% for Class I shares per the November 1, 2013 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-852-8998.

(a)	Larkin Point Equity Preservation Fund commenced operations on December 12, 2013.

(b)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

PORTFOLIO ANALYSIS (Unaudited)
October 31, 2014
Percent of
Net Assets
Exchange Traded Funds	85.47%
Purchased Options	9.70%
Short-Term Investments	15.36%
Liabilities in excess of other assets	(10.53)%
Total	100.00%
2

Larkin Point Equity Preservation Fund

PORTFOLIO OF INVESTMENTS

October 31, 2014

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 85.47%
	EQUITY FUND - 85.47%
6,600	iShares Core S&P 500 ETF	$1,339,734
41,200	Vanguard High Dividend Yield ETF	2,803,660
16,300	Vanguard Small-Cap ETF	1,884,769
	TOTAL EXCHANGE TRADED FUNDS (Cost $5,865,067)	6,028,163

Contracts*
	PURCHASED CALL OPTIONS - 1.82%
79	SPDR S&P 500 ETF Trust	128,296
	Expiration Dec 2015, Exercise Price $195.00

	PURCHASED PUT OPTIONS - 7.88%
291	SPDR S&P 500 ETF Trust	334,068
	Expiration June 2016, Exercise Price $180.00
357	SPDR S&P 500 ETF Trust	222,054
	Expiration December 2016, Exercise Price $145.00
		556,122

	TOTAL PURCHASED OPTIONS (Cost $742,497)	684,418
Shares
	SHORT-TERM INVESTMENT - 15.36%
	US TREASURY BILLS - 0.99%
70,000	United States Treasury Bill, 12/11/2014	69,992

	MONEY MARKET FUND - 14.37%
1,013,570	Fidelity Institutional Money Market Funds -	1,013,570
	Money Market Portfolio, 0.04% +

	TOTAL SHORT- TERM INVESTMENTS (Cost $1,083,563)	1,083,563

	TOTAL INVESTMENTS - 110.53% (Cost $7,691,127) (a)	$7,796,144
	LIABILITIES IN EXCESS OF OTHER ASSETS - (10.53) %	(743,446)
	NET ASSETS - 100.0%	$7,052,698
3

Larkin Point Equity Preservation Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2014

Contracts*		Fair Value
	SCHEDULE OF WRITTEN CALL OPTIONS - (3.71) %
250	SPDR S&P 500 ETF Trust	$213,875
	Expiration Dec 2014, Exercise Price $195.00
100	SPDR S&P 500 ETF Trust	48,100
	Expiration Dec 2014, Exercise Price $200.00
	TOTAL CALL OPTIONS WRITTEN	261,975

	SCHEDULE OF WRITTEN PUT OPTIONS - (1.30) %
250	SPDR S&P 500 ETF Trust	54,750
	Expiration Dec 2014, Exercise Price $195.00
100	SPDR S&P 500 ETF Trust	36,600
	Expiration Dec 2014, Exercise Price $200.00
	TOTAL PUT OPTIONS WRITTEN	91,350

	TOTAL WRITTEN OPTIONS (Proceeds $333,077)	353,325

*	Each call/put option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written is $7,358,050 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$250,598
Unrealized Depreciation:	(165,829)
Net Unrealized Appreciation:	$84,769
4

Larkin Point Equity Preservation Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

ASSETS
Investment securities:
At cost	$7,691,127
At value	7,796,144
Receivable for securities sold	1,575,291
Receivable for Fund shares sold	1,115
Dividends and interest receivable	26
Due from advisor	24,361
Prepaid expenses and other assets	49,731
TOTAL ASSETS	9,446,668

LIABILITIES
Cash overdraft	399,629
Payable for fund shares purchased	1,531
Payable for investments purchased	1,607,781
Distribution (12b-1) fees payable	1,133
Options short (Proceeds- $333,077)	353,325
Fees payable to other affiliates	6,087
Accrued expenses and other liabilities	24,484
TOTAL LIABILITIES	2,393,970
NET ASSETS	$7,052,698

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
530,928 shares of beneficial interest outstanding)	$5,493,801
Net Asset Value, Offering and Redemption Price Per Share (b)
($5,493,801/530,928 shares of beneficial interest outstanding)	$10.35

Maximum Offering Price Per Share (minimum sales charge of 5.75%) (a)	$10.98

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized; 150,343 shares of beneficial interest outstanding)	$1,558,897
Net Asset Value, Offering and Redemption Price Per Share (b) ($1,558,897/150,343 shares of beneficial interest outstanding)	$10.37

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$6,845,911
Accumulated net investment loss	(39,379)
Accumulated net realized gain from security transactions	161,397
Net unrealized appreciation of investments, purchased options, and written options	84,769
NET ASSETS	$7,052,698

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.

(b)	The Fund charges a 1.00% fee on shares redeemed less than 60 days after the purchase.

See accompanying notes to financial statements.

5

Larkin Point Equity Preservation Fund

STATEMENT OF OPERATIONS

For the Period Ended October 31, 2014*

INVESTMENT INCOME
Dividends	$42,801
Interest	248
TOTAL INVESTMENT INCOME	43,049

EXPENSES
Investment advisory fees	45,812
Legal fees	36,616
Transfer agent fees	27,351
Administrative services fees	19,718
Audit fees	17,500
Accounting services fees	15,524
Compliance officer fees	12,212
Registration fees	11,858
Printing and postage expenses	9,081
Distribution (12b-1) fees	8,293
Trustees’ fees and expenses	7,070
Custodian fees	6,617
Insurance expense	247
Other expenses	3,029
TOTAL EXPENSES	220,928
Fees waived by the Advisor	(138,500)
NET EXPENSES	82,428

NET INVESTMENT LOSS	(39,379)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions and purchased options	161,397
Net change in unrealized appreciation/depreciation of:
Security transactions	163,096
Purchased options	(58,079)
Written options	(20,248)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	246,166

NET INCREASE IN NET ASSETS FROM OPERATIONS	$206,787

*	The Fund commenced operations on December 12, 2013.

See accompanying notes to financial statements.

6

Larkin Point Equity Preservation Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended October 31, 2014*

FROM OPERATIONS
Net investment loss	$(39,379)
Net realized gain from security transactions and purchased options	161,397
Net change in unrealized appreciation of investments, purchased options, and written options	84,769
Net increase in net assets resulting from operations	206,787

FROM SHARES OF BENEFICIAL INTEREST
Class A:
Proceeds from shares sold	5,902,033
Redemption fee proceeds	679
Payments for shares redeemed	(584,885)
Net increase in net assets from shares of beneficial interest	5,317,827
Class I:
Proceeds from shares sold	1,647,839
Redemption fee proceeds	245
Payments for shares redeemed	(120,000)
Net increase in net assets from shares of beneficial interest	1,528,084

TOTAL INCREASE IN NET ASSETS	7,052,698

NET ASSETS
Beginning of Period	—
End of Period *	$7,052,698
* Includes accumulated net investment loss of:	$(39,379)

SHARE ACTIVITY
Class A
Shares Sold	588,225
Shares Redeemed	(57,297)
530,928
Class I
Shares Sold	162,225
Shares Redeemed	(11,882)
150,343

Net increase in shares of beneficial interest outstanding	681,271

*	The Fund commenced operations on December 12, 2013.

See accompanying notes to financial statements.

7

Larkin Point Equity Preservation Fund - Class A

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

For the Period
Ended
October 31, 2014*

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (1)	(0.09)
Net realized and unrealized gain on investments	0.44
Total from investment operations	0.35
Paid in capital from redemption fees (8)	0.00

Net asset value, end of period	$10.35
Total return (2,3)	3.50%
Net assets, end of period (000s)	$5,494

Ratio of gross expenses to average net assets (4,5,6)	5.01%
Ratio of net expenses and net of waivers to average net assets (5,6)	1.95%
Ratio of net investment (loss) to average net assets (5,7)	(0.95)%

Portfolio Turnover Rate (2)	276%

*	Class A commenced operations on December 12, 2013.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Not annualized.

(3)	Total returns shown exclude the effect of applicable sales charges, and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total Returns for periods less than one year are not annualized.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursments by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Amount is less than .001 per share

See accompanying notes to financial statements.

8

Larkin Point Equity Preservation Fund - Class I

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period Presented

For the Period
Ended
October 31, 2014*

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (1)	(0.07)
Net realized and unrealized gain on investments	0.44
Total from investment operations	0.37

Paid in capital from redemption fees (8)	0.00

Net asset value, end of period	$10.37
Total return (2,3)	3.70%
Net assets, end of period (000s)	$1,559

Ratio of gross expenses to average net assets (4,5,6)	4.76%
Ratio of net expenses and net of waivers to average net assets (5,6)	1.70%
Ratio of net investment (loss) to average net assets (5,7)	(0.70)%

Portfolio Turnover Rate (2)	276%

*	Class I commenced operations on December 12, 2013.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Not annualized.

(3)	Total returns shown assumes changes in share price and reinvestment of dividends and capital gain distributions, if any. Total Returns for periods less than one year are not annualized.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursments by the Adviser.

(5)	Annualized for periods less than one year.

(6)	Does not include expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Amount is less than .001 per share

See accompanying notes to financial statements.

9

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

1.	ORGANIZATION

Larkin Point Equity Preservation Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced investment operations on December 12, 2013. The investment objective is to seek capital preservation and capital appreciation with lower volatility then the broader equity market.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. All classes are subject to a 1% redemption fee on redemptions made with 60 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any closed-end investment company purchased by the Fund will not change.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.

10

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Exchange Traded Securities – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.

Fair Value Process. This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of

11

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,028,163	$—	$—	$6,028,163
Purchased Call Options	128,296	—	—	128,296
Purchase Put Options	556,122	—	—	556,122
Short-Term Investments	1,083,563	—	—	1,083,563
Total Assets	$7,796,144	$—	$—	$7,796,144

Liablities
Call Options Written	$261,975	$—	$—	$261,975
Put Options Written	91,350	—	—	91,350
Total Liabilities	$353,325	$—	$—	$353,325

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Market Risk – The Fund’s investments in financial instruments expose it to various risks such as, but not limited to, interest rate, foreign currency and equity risk.

Options Contracts – Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

12

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

The number of option contracts written and the premiums received by the Fund during the period ended October 31, 2014, were as follows:

	Contracts	Premium
Outstanding at Beginning of Period	—	$—
Options Written	12,646	4,524,182
Options Closed	(11,687)	(4,100,317)
Options Exercised	(259)	(90,788)
Options Expired	—	—
Outstanding at End of Period	700	$333,077

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under

13

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and options, for the period ended October 31, 2014 amounted to $17,002,637 and $11,581,092, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Larkin Point Investment Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.05% of the Fund’s average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “waiver agreement”), until at least February 28, 2015, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.95% and 1.70% of the Fund’s average daily net assets for Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.95% and 1.70% of average daily net assets attributable to Class A and Class I shares, respectively the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.95% and 1.70% of average daily net assets for Class A and Class I shares, respectively. If Fund Operating Expenses attributable to Class A and Class I shares subsequently exceed 1.95% and 1.70% per annum of the average daily net assets, the reimbursements shall be suspended. During the period ended October 31, 2014, the Advisor has reimbursed $138,500 in expenses to the Fund which may be recaptured through October 31, 2017.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the period ended October 31, 2014, Class A paid $8,293 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. For the period ended October 31, 2014, the Distributor received $6,282 in underwriting commissions for sales of Class A shares, of which $907 was retained by the principal underwriter or other affiliated broker-dealers.

14

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the period ended October 31, 2014, the Fund assessed $679 on Class A shares and $245 on Class I shares in redemption fees.

6.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Vanguard High Dividend Yield ETF (“High Dividend”) and Vanguard Small Cap ETF (“Small Cap)”. The Fund may redeem its investment from High Dividend and Small Cap at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of High Dividend and Small Cap. Both investment companies invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The financial statements of the High Dividend and Small Cap including the portfolio of investments, can be found at the Security and Exchange Commission’s website and should be read in conjunction with the Fund’s financial statements. As of October 31, 2014 the percentage of the Fund’s net assets invested in High Dividend and Small Cap was 39.75% and 26.72%, respectively.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act. As of October 31, 2014, Charles Schwab & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 74% of the voting securities of Class A. As of October 31, 2014, Donna W. Winchell & Richard Knipshcher and Millenium Trust Co., an account holding shares for the benefit of others in nominee name, held approximately 36% and 26% of the voting securities of Class I, respectively.

8.	TAX COMPONENTS OF CAPITAL

As of October 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Unrealized	Total
Ordinary	Appreciation/	Accumulated
Income	(Depreciation)	Earnings/(Deficits)
$122,018	$84,769	$206,787
15

Larkin Point Equity Preservation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, resulted in reclassifications for the period ended October 31, 2014 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Loss	Gains (Loss)
$39,379	$(39,379)

9.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Larkin Point Equity Preservation Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Larkin Point Equity Preservation Fund (the “Fund”), as of October 31, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period December 12, 2013 (commencement of operations) through October 31, 2014. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Larkin Point Equity Preservation Fund, as of October 31, 2014, the results of its operations, changes in net assets, and financial highlights for the period December 12, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/

KPMG LLP

Roseland, New Jersey

December 22, 2014

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Larkin Point Equity Preservation Fund

EXPENSE EXAMPLES (Unaudited)

October 31, 2014

As a shareholder of Larkin Point Equity Preservation Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Larkin Point Equity Preservation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Larkin Point Equity Preservation Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense	Expenses Paid
	Account Value	Account Value	Ratios	During Period*
Actual	5/1/14	10/31/14	10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$1,026.80	1.95%	$9.96
Class I	1,000.00	1,027.70	1.70%	8.69

	Beginning	Ending	Expense	Expenses Paid
Hypothetical	Account Value	Account Value	Ratios	During Period*
(5% return before expenses)	5/1/14	10/31/14	10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$1,015.38	1.95%	$9.91
Class I	1,000.00	1,016.64	1.70%	8.64

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
18

Larkin Point Equity Preservation Fund

Additional Information (Unaudited)

October 31, 2014

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007)	12	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	12	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	12	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010)	12	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

10/31/14 – Two Roads v1

19

Larkin Point Equity Preservation Fund

Additional Information (Unaudited) (Continued)

October 31, 2014

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)

Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011 - 2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008 - 2011).	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A

William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).	N/A	N/A

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20

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended April 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-852-8998 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-852-8998.

Investment Advisor

Larkin Point Investment Advisors LLC

36  Bingham Avenue

Rumson, NJ 07760

Administrator

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014
Larkin Point Equity Preservation Fund	$14,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014
Larkin Point Equity Preservation Fund	$3,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended October 31, 2014.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended October 31, 2014 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
President,
Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
President
Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Treasurer
Date: January 8, 2015